                                                                   EXHIBIT 10.23

                      SEVENTH AMENDMENT TO CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 14, 2002, among PMC CAPITAL, INC., a Florida corporation ("Borrower"), certain Lenders, and BANK ONE, NA, with its main office in Chicago, Illinois, successor by merger to Bank One, Texas, N.A. ("Administrative Agent").

                             PRELIMINARY STATEMENT:

         Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement (as renewed, extended, amended and restated, the "Credit Agreement") dated as of March 22, 2000, pursuant to which the Lenders have made and may hereafter make loans to Borrower. Borrower, Administrative Agent and Lenders have agreed to amend the Credit Agreement in order to amend certain definitions contained therein.

         Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:

1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Schedules" and "Exhibits" are to sections, schedules and exhibits to the Credit Agreement.

2. Amendments.

         (a) The defined term "Delinquency Ratio" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

                           "Delinquency Ratio" means, at any time, (i) the aggregate outstanding principal amount of Delinquent Loans owned by the Companies and Special Purpose Entities divided by (ii) the sum of (a) the aggregate outstanding principal amount of Commercial Loans owned by the Companies and Special Purpose Entities, plus (b) assets acquired by the Companies in satisfaction of debt, including any assets acquired through foreclosure, by deed-in-lieu of foreclosure, liquidation or other similar actions or proceedings.

         (b) The defined term "Delinquent Loan" in Section 1.1 of the Credit Agreement is amended in its entirety as follows:

                                    "Delinquent Loan" means, at any time, the
                           sum of (i) the aggregate unpaid principal amount of Commercial Loans owned by any Company or Special Purpose Entity which are 31 or more days delinquent (whether under the initial payment plan or a modified payment plan established pursuant to a workout), plus
                           (ii) assets acquired in satisfaction of debt, including any assets acquired through foreclosure, by deed-in-lieu of foreclosure, liquidation or other similar actions or proceedings, plus (iii)

                           Commercial Loans then subject to any legal suit, arbitration proceeding or other similar action or proceeding.

         (c) Section 9.4 of the Credit Agreement is amended in its entirety as follows:

                                    9.4 Maximum Delinquency Ratio. The
                           Delinquency Ratio shall at all times (but calculated for compliance reporting purposes as of the last day of each fiscal quarter of Borrower) be less than or equal to 10.00%.

3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct, (b) Administrative Agent receives counterparts of this Amendment executed by each party named below.

4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment and any Credit Document to be delivered under this Amendment, (c) this Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.

6. References. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this Amendment. This Amendment is a "Credit Document" referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.

7. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.

8. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Administrative Agent and each Lender, and, subject to Section 13 of the Credit Agreement, their respective successors and assigns.

9. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENT BETWEEN THE PARTIES.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE FOLLOWS.]

         EXECUTED as of the date first stated above.

                                       BANK ONE, NA,
                                       as Administrative Agent and a Lender


                                       By:
                                          --------------------------------------
                                          Bradley C. Peters,  Vice President



                                       PMC CAPITAL, INC.,
                                       as Borrower


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------